UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2017

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in Charter)

Nevada	001-34591	90-0648920
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road

Qianzhou Village, Huishan District, Wuxi City

Jiangsu Province, People’s Republic of China

(Address of Principal Executive Offices)

(86) 51083397559

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events

On June 11, 2017, Cleantech Solutions International, Inc. (the “Company”) entered into an Exclusivity Agreement (the “Agreement”) with ECrent Capital Holdings Limited (“ECrent”) the terms of which became effective on the same day. Pursuant to the Agreement, the Company and ECrent agreed to engage in exclusive discussions regarding a potential acquisition by the Company of ECrent and/or any of its subsidiaries or otherwise all or part of ECrent’s business and potential business cooperation between the two companies (collectively, the “Potential Transactions”) for a period of three months commencing from the date of the Agreement (the “Exclusive Period”). Ms. Deborah Yuen, an affiliate of YSK 1860 Ltd., which is a principal shareholder of the Company, controls ECrent Holdings Limited, which is the majority shareholder of ECrent. ECrent agreed that, during the Exclusive Period, neither ECrent nor its agents, representatives or advisors will contact, solicit, discuss or negotiate with any third party with respect to any transaction relating to a transfer or pledge of securities of ECrent and/or its subsidiaries, a sale of ECrent’s business, a business cooperation or any other matters that may adversely affect the Potential Transactions or the parties’ discussion related thereto.

The parties also agreed to the Company’s establishment of a special committee of the board of directors of the Company that will be composed of disinterested directors in connection with discussions of a Potential Transaction. The Agreement contains a confidentiality provision for the Exclusive Period and two years thereafter. Since the Agreement merely provides for discussions between the Company and ECrent, there can be no assurances that the Company and ECrent may enter into any agreement to do a transaction, and even if an agreement is entered into, there can be no assurances that such transaction will be consummated, or that such transaction will be on terms beneficial to the Company.

A copy of the Agreement and the Company’s press release announcing the Agreement are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Exclusivity Agreement dated June 11, 2017 by and between the Company and ECrent Capital Holdings Limited

99.2	Press Release, dated June 12, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2017		Cleantech Solutions International, Inc.

	By:	/s/ Jianhua Wu
Jianhua Wu
Chief Executive Officer

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